Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Corporate Bond Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Discovery Mid Cap Growth Fund

Oppenheimer Dividend Opportunity Fund

Oppenheimer Emerging Markets Innovators Fund

Oppenheimer Emerging Markets Local Debt Fund

Oppenheimer Equity Income Fund

Oppenheimer Fundamental Alternatives Fund

Oppenheimer Global Allocation Fund

Oppenheimer Global Fund

Oppenheimer Global High Yield Fund

Oppenheimer Global Multi-Alternatives Fund

Oppenheimer Global Multi-Asset Growth Fund

Oppenheimer Global Multi-Asset Income Fund

Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Real Estate Fund

Oppenheimer Global Strategic Income Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Government Cash Reserves

Oppenheimer Government Money Market Fund

Oppenheimer Institutional Government Money Market Fund

Oppenheimer International Bond Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth and Income Fund

Oppenheimer International Growth Fund

Oppenheimer International Small-Mid Company Fund

Oppenheimer Limited-Term Bond Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Macquarie Global Infrastructure Fund

Oppenheimer Main Street Fund®

Oppenheimer Main Street Mid Cap Fund®

Oppenheimer Main Street Select Fund®

Oppenheimer Main Street Small Cap Fund®

Oppenheimer Mid Cap Value Fund

Oppenheimer Portfolio Series: Active Allocation Fund

Oppenheimer Portfolio Series: Conservative Investor Fund

Oppenheimer Portfolio Series: Equity Investor Fund

Oppenheimer Portfolio Series: Moderate Investor Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester® AMT-Free Municipal Fund

Oppenheimer Rochester® AMT-Free New York Municipal Fund

Oppenheimer Rochester® Arizona Municipal Fund

Oppenheimer Rochester® California Municipal Fund

Oppenheimer Rochester® High Yield Municipal Fund

Oppenheimer Rochester® Intermediate Term Municipal Fund

Oppenheimer Rochester® Limited Term California Municipal Fund

Oppenheimer Rochester® Limited Term Municipal Fund

Oppenheimer Rochester® Maryland Municipal Fund

Oppenheimer Rochester® Massachusetts Municipal Fund

Oppenheimer Rochester® Michigan Municipal Fund

Oppenheimer Rochester® Minnesota Municipal Fund

Oppenheimer Rochester® New Jersey Municipal Fund

Oppenheimer Rochester® North Carolina Municipal Fund

Oppenheimer Rochester® Ohio Municipal Fund

Oppenheimer Rochester® Pennsylvania Municipal Fund

Oppenheimer Rochester® Short Term Municipal Fund

Oppenheimer Rochester® Virginia Municipal Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Plus Fund

Oppenheimer Small Cap Value Fund

Oppenheimer SteelPath Panoramic Fund

Oppenheimer Ultra-Short Duration Fund

Oppenheimer Value Fund

Supplement dated April 10, 2017 to the Summary Prospectus

This supplement amends the Summary Prospectus of each of the above-referenced Funds (each, a “Fund”), and is in addition to any other supplements.

The reference in the section “Fees and Expenses of the Fund” to the Appendix in the Statement of Additional Information is revised to refer to the appendix to the prospectus titled “Special Sales Charge Arrangements and Waivers.”

April 10, 2017	PS0000.163

OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Supplement dated March 27, 2017 to the

Summary Prospectus dated September 28, 2016

This supplement amends the Summary Prospectus of Oppenheimer Emerging Markets Local Debt Fund (the “Fund”), and is in addition to any other supplement(s).

Effective April 3, 2017:

1.	In the section titled “Fees and Expenses of the Fund,” the table titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class Y	Class I
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.69%	0.63%	0.63%	0.60%	0.36%
Total Annual Fund Operating Expenses	1.64%	2.33%	1.83%	1.30%	1.06%
Fee Waiver and/or Expense Reimbursement[2]	(0.49)%	(0.33)%	(0.33)%	(0.35)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	2.00%	1.50%	0.95%	0.85%
1.	Expenses have been restated to reflect current fees.
2.	After discussions with the Fund's Board, the Manager has also contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 1.15% for Class A shares, 2.00% for Class C shares, 1.50% for Class R shares, 0.95% for Class Y shares and 0.85% for Class I shares as calculated on the daily net assets of the Fund. These fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

2.	In the section titled “Fees and Expenses of the Fund,” the table that appears in the sub-section titled “Example,” is deleted in their entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$587	$925	$1,287	$2,302	$587	$925	$1,287	$2,302
Class C	$305	$704	$1,229	$2,671	$205	$704	$1,229	$2,671
Class R	$154	$548	$968	$2,140	$154	$548	$968	$2,140
Class Y	$97	$380	$684	$1,547	$97	$380	$684	$1,547
Class I	$87	$318	$567	$1,282	$87	$318	$567	$1,282

March 27, 2017	PS1360.006

Oppenheimer
Emerging Markets Local Debt Fund
NYSE Ticker Symbols
Class A	OEMAX
Class C	OEMCX
Class R	OEMNX
Class Y	OEMYX
Class I	OEMIX
Summary Prospectus        September 28, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/EmergingMarketsLocalDebtFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.
The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated September 28, 2016, and through page 61 of its most recent Annual Report, dated March 31, 2016, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and Statement of Additional Information at https://www.oppenheimerfunds.com/fund/EmergingMarketsLocalDebtFund. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $50,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section “About Your Account” beginning on page 17 of the prospectus and in the sections “How to Buy Shares” beginning on page 56 and “Appendix A” in the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None	None
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y	Class I
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None

Other Expenses	0.69%	0.63%	0.63%	0.60%	0.36%

Total Annual Fund Operating Expenses	1.69%	2.38%	1.88%	1.35%	1.11%

Fee Waiver and/or Expense Reimbursement[2]	(0.44)%	(0.38)%	(0.38)%	(0.40)%	(0.26)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.00%	1.50%	0.95%	0.85%
1.	Expenses have been restated to reflect current fees.
2.	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 1.25% for Class A shares, 2.00% for Class C shares, 1.50% for Class R shares, 0.95% for Class Y shares and 0.85% for Class I shares as calculated on the daily net assets of the Fund. These fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:
	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$597	$945	$1,317	$2,358	$597	$945	$1,317	$2,358

Class C	$305	$714	$1,250	$2,719	$205	$714	$1,250	$2,719

Class R	$154	$559	$990	$2,190	$154	$559	$990	$2,190

Class Y	$97	$391	$706	$1,599	$97	$391	$706	$1,599

Class I	$87	$329	$590	$1,336	$87	$329	$590	$1,336
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.
Principal Investment Strategies. The Fund invests mainly in debt securities of government and corporate issuers in foreign emerging market countries. A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. The Fund can invest in various types of debt securities, generally referred to as “bonds,” including government bonds, corporate debt obligations, “structured” notes, participation interests in loans, “zero coupon” or “stripped” securities, certain mortgage-related securities or asset-backed securities and other debt obligations.
Under normal market conditions, determined by the Sub-Adviser in its discretion, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities that are economically tied to emerging market countries and denominated in local (non-U.S.) currencies. The Fund typically invests in at least three emerging market countries. In general, emerging markets are countries outside of the United States, most of Western Europe, Canada, Japan, Australia and New Zealand. Debt securities that the Fund considers to be economically tied to emerging market countries include debt securities issued by sovereign entities of emerging market countries, or corporations that are organized, headquartered or domiciled, or whose principal activities are in emerging market countries.
The Fund may buy securities issued by companies of any size or market capitalization range and at times might emphasize securities of issuers in a particular capitalization range. It can invest in debt securities having short, intermediate or long maturities.
The Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment grade (also referred to as “junk bonds”). “Investment grade” debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody’s or S&P Global Ratings (“S&P”). The Fund may also invest in unrated securities, in which case the portfolio managers may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations.
The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including, for example, options, forward contracts, futures contracts, swaps and “structured” notes.
In selecting securities, the portfolio managers evaluate the overall investment opportunities and risks in individual national economies. The portfolio managers analyze the business cycle, political factors and exchange rates across countries. The Fund currently focuses on investment opportunities for higher yields than are available in U.S. markets and opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar. The portfolio managers seek to actively manage foreign currency exposure both to help reduce risk and to seek to enhance return. These factors may vary in particular cases and, along with the Fund’s investment focus, may change over time.
Principal Risks. The price of the Fund’s shares can go up and down substantially. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.
Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.
Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries’ currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.
Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders, which may be triggered by general market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Risks of Below-Investment-Grade Securities. As compared to investment-grade debt securities, below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations and increased credit risk, as the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.
Because the Fund can invest without limit in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.
Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.
Risks of Non-Diversification. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.
Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.
Risks of Leverage. Leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives and other investments provide the potential for investment gain or loss that may be several times than the value of the underlying security, index or other investment.
Who is the Fund Designed For? The Fund is designed primarily for investors seeking total return over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations and losses of a fund that focuses on debt investments in emerging markets. The Fund is intended to be a long-term investment, not a short-term trading vehicle. Because the Fund’s income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance (for Class A Shares) from calendar year to calendar year and by showing how the Fund’s average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website: https://www.oppenheimerfunds.com/fund/EmergingMarketsLocalDebtFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 7.12% (1st Qtr 2012) and the lowest return for a calendar quarter was -8.33% (3rd Qtr 2011). For the period from January 1, 2016 to June 30, 2016 the cumulative return (not annualized) before sales charges and taxes was 14.11%.

The following table shows the average annual total returns for each class of the Fund’s shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.
Average Annual Total Returns for the periods ending December 31, 2015
	1 Year	5 Years (or life of class, if less)	10 Years (or life of class, if less)
Class A Shares (inception 06/30/10)
Return Before Taxes	(16.22)%	(3.90)%	(2.03)%
Return After Taxes on Distributions	(18.27)%	(5.70)%	(3.87)%
Return After Taxes on Distributions and Sale of Fund Shares	(9.11)%	(3.41)%	(2.04)%

Class C Shares (inception 06/30/10)	(13.51)%	(3.67)%	(1.88)%

Class R Shares (inception 06/30/10)	(12.26)%	(3.20)%	(1.41)%

Class Y Shares (inception 06/30/10)	(11.78)%	(2.67)%	(0.86)%

Class I Shares (inception 09/28/12)	(11.69)%	(6.86)%	N/A

JPMorgan Government Bond Index-Emerging Markets Global Diversified	(14.92)%	(3.48)%	(1.17)%[1]
(reflects no deduction for fees, expenses, or taxes)		(8.08)%[2]
1.	As of 06/30/10
2.	As of 09/30/12

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its investment sub-adviser.
Portfolio Managers. Hemant Baijal has been a Vice President and portfolio manager of the Fund since March 2015. Wim Vandenhoeck has been a portfolio manager of the Fund since September 2016.
Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $1 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.
Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677 on any regular business day.
Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.
Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For More Information About Oppenheimer Emerging Markets Local Debt Fund
You can access the Fund’s prospectus and Statement of Additional Information at https://www.oppenheimerfunds.com/fund/EmergingMarketsLocalDebtFund. You can also request additional information about the Fund or your account:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)

Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014

Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR1360.001.0916